                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                           reported): August 26, 2005

                             James River Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)

     Delaware                    000-51480                   05-0539572
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  (State or Other               (Commission               (I.R.S. Employer
  Jurisdiction of              File Number)              Identification No.)
   Incorporation)

1414 Raleigh Road, Suite 415
Chapel Hill, North Carolina                                      27517
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:        (919) 883-4171
                                                       -----------------------

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On August 26, 2005, the underwriters of the initial public offering (the
"Offering") of James River Group, Inc. (the "Company") acquired an additional
666,600 shares of the Company's common stock pursuant to the exercise in full of the over-allotment option granted in connection with the Offering. The additional shares were sold by the Company at an offering price of $18.00, generating net proceeds to the Company of $11.2 million.

A copy of the press release announcing the closing of the over-allotment sale is attached hereto as Exhibit 99.1

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit No.                Description of Exhibit
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99.1             Press release dated August 26, 2005

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      James River Group, Inc.
                                      (Registrant)

Date: August 31, 2005                 By: /s/ Michael T. Oakes
                                         -----------------------
                                          Name:  Michael T. Oakes
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX
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Exhibit No.                Description of Exhibit
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99.1             Press release dated August 26, 2005